

ITEX

INVESTOR PRESENTATION

November 2010

Forward-Looking Statements and Solicitation Materials

ITEX Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this communication. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements involve risks and uncertainties concerning our expected performance and comments within the safe harbor provisions established under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of our future performance. We believe that these potential risks and uncertainties include, without limitation: our revenue growth and success being tied to the operations of our broker network; our future revenue growth remaining uncertain; our brokers taking actions that could harm our business or our reputation; our failure to deal effectively with member disputes; our business being subject to online security risks; unplanned system interruptions or system failures; claims and lawsuits against us that may result in adverse outcomes; and the effect of changes in the overall economy and in technology. Statements in this communication should be evaluated in light of these factors. These risk factors and other important factors that could affect our business and financial results are discussed in our periodic reports and filings with the Securities and Exchange Commission, including our Forms 10-K and Forms 10-Q, which are available at www.sec.gov. ITEX undertakes no duty to update or revise any forward-looking statements.

ITEX Corporation has filed with the Securities and Exchange Commission ("SEC") and mailed to its stockholders a definitive proxy statement in connection with its 2010 annual meeting of stockholders. Stockholders are strongly advised to read ITEX's definitive proxy statement and the accompanying WHITE proxy card before making any voting decisions. The definitive proxy statement contains information regarding the names, affiliations and interests of ITEX's directors, its nominees for director, and certain of its officers and employees that are deemed, along with ITEX, to be participants in the solicitation of proxies from stockholders in connection with its 2010 annual meeting. Investors and stockholders may obtain copies of the Company's definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC in connection with its 2010 annual meeting free of charge at the SEC's website at www.sec.gov, or on ITEX's website at www.itex.com.

ITEX

About ITEX

Symbol	ITEX.OB
Recent Price	$4.75
52 Week Range	$3.40- $5.50
Shares Outstanding	3.6 M
Market Capitalization	$17.1M
Institutional Ownership	~20%
Insider Ownership	~17%
Fiscal Year End	July 31
Revenue - 2010	$16.925M
Cash Flow From Operations - 2010	$2.536M

Cashless Exchange Industry

- $1.4B transaction value via local exchanges
- 250 exchanges
  - Fragmented industry
  - 200,000 member companies
- IRS codifies tax treatment in 1982 and requires 1099-B reporting

Source – ITEX estimates

ITEX Overview

- Largest membership B2B Trading Community in the United States and Canada
- 24,000 members
- Customer service provided by franchised Broker Network
- Enables members to attract new customers and generate incremental sales
- Members buy and sell within the Trading Community utilizing proprietary digital currency, ITEX Dollars
- 91% of members pay fees electronically

Craigslist Barter Section

- **Wed Oct 14**
- 12 chocolate on chocolate cupcakes in antioch - (pittsburg / antioch)
- Need keys for your Car..House..office ect -
- A-1 Cabinet Maker/Remodel/Repair/New/Vanity Master - $1 - (santa rosa)
- Kettle One Citroen - (mission district) pic
- machanic for ford wagon - (san mateo)
- Last Minute DJ Services to barter for the NEW YEARS - $150 - (oakland downtown)
- Still Trying to Swap My Marriott Points for a CAlistoga Spa Getaway - $1000 - (walnut creek) pic
- I WILL DO ANY JOB YOU HAVE 4 GIFTCARD TOYS OR $ - (san jose north)
- NEED A LAST MINUTE CHRISTMAS GIFT? I HAVE SEVERAL GIFT BASKETS LEFT - (santa rosa) pic
- candy paint new guts no motor trans best offer - $1250 - (san jose east) pic
- hydrophonic supplys - $225 - (san jose east)
- WII wanted - (san jose south)
- TRD 89 F350 4W/D FLATBED/RBLT/FOR GARAGE BUILT - $3500 - (san bruno) pic
- Please Help! My 3mo Old Son's First Christmas & No Presents - (san jose south)
- Massage or Hotel Stay $150 gift certificate - $120 - (pacific heights) pic
- Rat Terrier ======== PUPPIES ========= - (morgan hill) pic
- Trade my 97 Kawasaki 900ZXI jet ski w/trailer for a vehicle, bike or? - $2800 - (Chico, Ca.) pic
- gamecube for sale or trade, Christmas special!! - (san jose south) pic
- Mover with 17' Box Truck Looking to trade for.... - (vallejo / benicia)

Craigslist Barter Listing

- **Canon 40D, like new + 2GB compact flash (Renton)**
- Reply to: sale-970341446@craigslist.org [?]
  Date: 2010-10-14, 1:02PM PST

I'd like to trade my year and a half old Canon 40D body. Like new condition. Always kept in a Crumpler bag, no scratches, etc. Includes box, manuals, battery, charger, CDs, cables, everything that came with it originally and the original receipt. I will trade for two each of Visi0Pr0 and 0fficePr0. Email me if you're interested. You are of course welcome to test it out before trading. Your lenses or mine! I'll also include a Sandisk 2GB compact flash card if you want it.

Location: Seattle

ITEX Marketplace Listing



http://www.itex.com/marketplace/
Dashboard - Google Analy...
ITEX >> Marketplace >...
ITEX
The Membership Trading Community
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ITEX Marketplace >> Search
Introducing ITEX
ITEX Media Services
Executive Privileges
Join the community
ITEX Marketplace
- Featured Listings
- Recent Listings
- Want Ads
- Local Directory
Broker Directory
About ITEX
Latest ITEX news
ITEX Leadership
ITEX Franchises
Help Center
Contact ITEX
Search the ITEX Marketplace
Keyword: Hotel
Category: Accommodation / Travel
Hotels & Motels
Since: All
City: Orange County
State: California
Zip: 92672
Area: 50 miles
Price: 100 to 300
Search
Featured Listings
Ultimate Fighting Championship Las Vegas this Sat
$150.00 CAD
Scarborough, ON
Learn To Make Stone, Tile, Pavers, Brick and More
Price Varies
Murphy, NC
Contemporary Bar
$3,000.00
OFallon, MO
View all Featured Listings...
Recent Listings
Hilton Hotel Costa
Shilo Inn - Hotel Scrip
Ultimate Fighting
Browse
Accommodation / Travel
Advertising
Animals / Agriculture
Art / Antiques
Automotive
Building / Real Estate
Business Products
Clothing
Computer Services
Cosmetics
Education
Entertainment
Food / Beverage
Furniture / Fittings
Health / Fitness
Home / Garden
Industrial
Jewelry
Legal Services
Manufacturing
Marine / Aviation
Miscellaneous
Personal
Personal Development
Printing / Stationery
Repairs / Maintenance
Retail
Safety / Security
Sports / Recreation
Telecommunications
Transport

Marketplace Detail


ITEX
The Membership Trading Community
Marketplace >> Listings >> Hilton Hotel Costa Mesa
<< Return
Hilton Hotel Costa Mesa
Contact Information
Buy it with ITEX!
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Introducing ITEX
ITEX Media Services
Executive Privileges
Join the community
ITEX Marketplace
Featured Listings
Recent Listings
Want Ads
Local Directory
Broker Directory
About ITEX
Latest ITEX news
ITEX Leadership
ITEX Franchises
Help Center
Contact ITEX

ITEX Member Benefits

- Obtain new customers
- Utilize unique sales channel
- Cash conservation by purchasing with ITEX dollars
- Monetize unproductive assets, excess capacity and inventory
- Broker Network for transaction support
- Customer loyalty and retention

ITEX

ITEX Community in Action



Resort Hotel
Hires contractors to expand and upgrade their facilities.
Media
Purchases hotel accommodations for sales promotions and business cards and stationery from a printer.
General Contractor
Trades for dental services for staff and purchases direct mail advertising.
ITEX
Florist
Launches an ad campaign to jump-start cash sales and buys dental services for her family.
Dentist
Prints business forms and marketing materials.
Printer
Sends his girlfriend flowers and books a weekend trip to a resort hotel.

Member Example - Seattle Dentist

Accepted ITEX $ from:

- CPA
- Contractor
- Advertiser
- Moving Company

Paid ITEX $ for :

- Printing
- Auto detail
- Flowers
- Accommodations

Total Sales:	$47,367	Avg Transactions:	22
Total Purchases:	$41,559	Avg Volume:	$9,814
Total Cash Fees:	$ 6,289	Avg Client:	6 years

ITEX Competitive Advantages

- Membership critical mass
- Customer service capability
- Products / services depth and diversity
- Brand recognition and currency liquidity
- Web based trading platform
- Established Infrastructure


Corporate
Offerpal Media »
ITEX Payment Systems - a ...
ITEX >> Buy It With ITEX
ITEX
Welcome Sample Broker
Your Broker: SAMPLE BROKER, AB
P: 916.999.9999 F: 916.999.9999
The Membership Trading Community
Log Off
My Account
My Profile
My Rolodex
ITEX Media Services
Executive Privileges
ITEX Marketplace
Broker Directory
About ITEX
Latest ITEX news
ITEX Leadership
ITEX Franchises
Help Center
Contact ITEX
Buy It With ITEX
<< Return to Listing
Make sure to contact the seller first to ensure availability.
Seller Contact Information
Bus. Name: Super Health Technologies
Contact: Stacie Forster
Phone: 206.447.1482
Email: Click Here
Steps to Buy It With ITEX!
1 Fill in the amount (if needed) Questions?
2 Enter a memo field (not required)
3 Click Buy It!
SAMPLE 1
BROKER STREET
BROKERSVILLE, CA 95825
999999-100001-0 : 1210
ITEX CHECK
N/A
AUTHORIZATION VALID FOR 14 DAYS
28-Aug-2008
Date
Super Health Technologies
Pay to the Order of:
XXXXXX-XXXXXX-X
Sellers Account Number
Nine Hundred Ninety-seven dollars and 00/100
$ 997.00
Non Cash Negotiable
DEPOSIT TO:
ITEX CORPORATION
3326 160th Ave SE Suite 100
Bellevue, WA 98008
(425) 463-4000 Fax (425) 463-4040
Sample Broker
Purchase Subject to ITEX Trading Rules
Memo: 42" Television:
In order for the seller to approve your purchase you must have a valid email address on file.
Enter your Email Address:
Don't send me a copy of the Buy It with ITEX email sent to seller.
Cancel
Print
Buy It with ITEX!!

ITEX

3326 160th Ave. SE
Suite 100
Bellevue, WA 98006
www.itex.com

STATEMENT

RETAIN THIS STATEMENT FOR TAX PURPOSES

ACCOUNT NUMBER	STATEMENT DATE
502172-123456-0	March 19 , 2008

Contact: JOHN Q. CITIZEN
WORLDWIDE MARKETING
123 BUSINESS DRIVE
SACRAMENTO, CA 95825

Your Trade Director is Bob Smith - Phone: 916.679.1111

Fees paid by electronic funds transfer (EFT) will be processed March 27, 2008. Statements are accurate as printed unless ITEX Corporation is notified, in writing, of any discrepancy within four weeks of statement date.

CASH DUE **$145.00**

SUMMARY OF TRANSACTONS	
Opening Balance:	$15,184.12
Sales:	$ 500.00
Purchases:	$ 2,010.00
Closing Balance:	$13,674.12

ITEX DOLLARS	
Closing Balance:	$13,674.12
Credit Limit:	$ 2,500.00
Authorized Purchases:	$ 0.00
ITEX Dollars Available:	$16,174.12

DATE	TRANS #	CODE	DESCRIPTION	SALES	PURCHASES	ITEX FEES	CASH FEES
			CASH DUE OPENING BALANCE				**$ 250.12**
			CURRENT TRANSACTIONS:				
2-26-08	574913	BUY	AIM BC CLASSIC AUTO REPAIR		250.00		
3-1-08	579832	BUY	AIM BC UNIQUE DESIGN TILE		750.00		
3-3-08	579998	SELL	AIM BC TMD MARKETING	500.00			
3-7-08		PYMT	WORLDWIDE MARKETING				-250.12
3-10-08	583020	BUY	AIM BC SATURDAY EVENING POST		1,000.00		
3-19-08		FEE	ASSOCIATION FEE			10.00	20.00
3-19-08		FEE	TOTAL PURCHASE FEE				100.00
3-19-08		FEE	TOTAL SALES FEE				25.00

PAYMENT COUPON

Please charge/debit Cash Due on my credit card: ❑ Discover ❑ AMEX ❑ VISA ❑ MasterCard

Account #: ______________________ Expiration: ______________

Cardholder's Name: ______________________

Signature: ______________________

MAIL PAYMENT TO:
ITEX Corporation
3326 160th Ave. SE, Suite 100
Bellevue, WA 98006

ACCOUNT NUMBER	ACCOUNT NAME	STATEMENT DATE
502172-123456-0	WORLDWIDE MARKETING	March 19, 2008

CASH DUE **$145.00**

Member Products & Services

- Accommodation & Travel
- Advertising & Media*
- Business Products/Services*
- Contractors
- Entertainment*
- Printing
- Magazines & Newspapers
- Health and Fitness*
- Collectibles
- Auto Repair Services
- Retail – gifts, florists
- Architects & Design
- Consultants
- Restaurants
- Professional Services
- Business Equipment
- Real Estate & Related Services*
- Accountants
- Lawyers
- Conference/Meeting Centers

*Top Five Categories by $ volume transacted

ITEX

ITEX Strategic Objectives

- Establish the ITEX trading platform as the standard for B2B cashless transactions
- Market penetration into the 25 million small businesses in the United States*
- Brand recognition of ITEX dollars
- Enhance, create and manage Marketplace Rules for the Trading Community
- License platform technology as a SaaS model to national brands and vertical communities

*Source: US Census Bureau
24,831,859 businesses with 19 employees or less

ITEX Growth Opportunities

- Organic Growth
  - Increase transaction volume through registration growth
  - Increase number of locally owned offices
  - Supplement primary franchise system with online marketplace
- Licensing
  - ITEX SaaS Platform - *Powered by ITEX*
  - SuperMedia's Super Trade Exchange
  - Latin America

Software as a Service (SaaS)

- Scalable platform technology
- CRM
  - Payment processing
  - Record keeping
  - Billing functionality
  - Reports
- Track digital currency; with any value
- Calculates transaction or subscription fees in USD
- Windows web-based platform
- Co-location & backup data facility

Testimonials

"ITEX has helped me connect with the exact customers we want -from Florida to California - that we wouldn't have had any other way. ITEX has also helped us pay for real business expenses with ITEX dollars instead of cash."

- Nick
Owner of a commercial printing business

"Not only have we received a lot of new business from ITEX, but everyone who sees the balloons we rent out is a potential customer and we've acquired a lot of business that way too. I like the people I deal with that come to me through ITEX, they're business people and very easy to sell to."

- Bob Franklin
Owner of All American Advertising

"With ITEX I can pay for things that ordinarily wouldn't be practical during slow times. Working with ITEX Members is nice, they are business owners like me and since they want to spend their ITEX dollars, it's a much easier sell."

- Patricia Doyle
Owner of M.G. Floral



Discover an innovative way to survive and prosper

"Trading products and services is the PERFECT way to increase sales and improve your bottom line."

- Steven White, CEO, ITEX Corporation

With the current economic uncertainty, your business can use barter to attract new customers and retain current ones. *ITEX – America's largest barter system - a solution to help your business in good and bad economic times.*

ITEX

CONNECT • TRADE • SAVE

www.itex.com • 1.800.277.9722 • ceo@itex.com


Revenue
$18,000
$16,000
$14,000
$12,000
$10,000
$0
2003
$10,595
2004
$10,283
2005
$10,225
2006
$14,646
2007
$14,171
2008
$15,964
2009
$16,502
2010
$16,925

Revenue Breakdown and Costs

- **Transaction fees:** 67%
  - 5% to 7.5% of ITEX dollar transaction amount (assessed to buyer and seller)
  - ITEX retains 25%, balance to Broker
- **Subscription fee:** 28%
  - $20 per member every four week billing cycle
  - ITEX retains 65%, balance to Broker
- **Other fees:** 5%

Cash Flow & Income From Operations



$3,000
$2,500
$2,000
$1,500
$1,000
$0

	2003	2004	2005	2006	2007	2008	2009	2010
Cash Flow	$(74)	$28	$843	$1,836	$2,057	$2,374	$2,875	$2,536
Income	$(642)	$621	$729	$1,341	$1,505	$1,501	$1,027	$1,674

Balance Sheet 7/31/2010

Assets:	
Cash & ST Investments	$ 5,169,000
Accounts receivable, net	859,000
Tax asset	6,018,000
Goodwill	3,282,000
Notes receivable (office sales)	605,000
Other assets & equip.	1,685,000
Total Assets	$17,638,000
Liabilities & Shareholder Equity:	
Broker commissions	$ 1,450,000
Other liabilities	1,319,000
Stockholders equity	14,869,000
Total Liabilities and S/H Equity	$17,638,000

ITEX

Stockholders' Equity & Cash Balance


$15,000
$12,000
$9,000
$6,000
$3,000
$0

	2003	2004	2005	2006	2007	2008	2009	2010
Equity	$(481)	$2,227	$4,959	$7,968	$12,330	$13,319	$13,981	$14,869
Cash	$104	$215	$569	$314	$1,753	$1,061	$2,557	$5,169

Stock Price



$5.00
$4.00
$3.00
$2.00
$1.00
$ .00
DIVIDEND ESTABLISHED
2003
$.60
2004
$1.05
2005
$1.90
2006
$2.88
2007
$4.00
2008
$4.40
2009
$3.15
2010
$4.75

Stock Price Compared to S&P 500


Week of Oct 18, 2010 :
ITEX.OB 5
^GSPC 1,183.08
800%
700%
600%
500%
400%
300%
200%
100%
0%
© 2010 Yahoo! Inc.
2003
2004
2005
2006
2007
2008
2009
2010

Management Team

Name	Title	Prior Experience	Years in Industry
Steven White	Chairman/CEO/CFO	Ubarter.com, Network Commerce	26
Robert Benson	VP Operations	Ubarter.com, Network Commerce	17
Brian Argetsinger	VP Marketplace	ITEX Franchisee	17
Douglas Dagenais	National Sales	Chicago Barter Shell Vacations	24
Alan Zimmelman	Investor Relations	BXI Franchisee, Ubarter.com	21
Doug Hayner	Media Services		7

Outside Counsel

Stoel Rives LLP	Legal
Clark Nuber P.S.	Tax Accounting
EKS&H	Independent Auditors

ITEX

Reasons to Invest

- Industry leader with attractive growth potential
- Strong cash flow
- Scalable business model
- Proprietary SaaS technology
- Unique distribution channel and community
- Intrinsic value of membership network


ITEX
The Cashless Marketplace
425425100107-0
John Smith
Sample Company
Valid Thru
07/2008